UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 28, 2006

Arbitron Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-1969	52-0278528
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

142 West 57th Street, New York, New York		10019-3300
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-887-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 28, 2006, the Compensation and Human Resources Committee (the "Committee") of the Board of Directors of Arbitron Inc. (the "Company") approved, by unanimous written consent, a program (the "Deferral Program") pursuant to which Stephen B. Morris, the Company’s Chief Executive Officer, has been provided the opportunity to defer receipt of certain shares of restricted stock previously granted to him under the Arbitron Inc. 1999 Stock Incentive Plan (the "Plan") pursuant to the Restricted Stock Agreement, effective March 1, 2006, which shares of restricted stock are scheduled to vest ratably over 4 years, with the first 25% vesting on December 31, 2006. Pursuant to the Deferral Program, Mr. Morris is entitled to defer receipt of 50% of each separate 12,125 tranche of restricted stock that is scheduled to vest on each of December 31, 2007, December 31, 2008 and December 31, 2009 (the "Restricted Stock"). Any such Restricted Stock that Mr. Morris elects to defer will be converted, upon vesting, into deferred stock units. Any election by Mr. Morris to defer the Restricted Stock will be effected pursuant to the execution of the CEO Deferral Election Form for Restricted Stock, which form must be executed on or before March 31, 2006 in order to be effective, and the deferral election will be documented pursuant to a CEO Deferred Stock Unit Agreement between the Company and Mr. Morris.

On March 31, 2006, Mr. Morris executed the CEO Deferral Election Form for Restricted Stock, pursuant to which he elected to defer payment of 50% of the Restricted Stock (rounded down to the next whole share), as such shares become vested. In connection with Mr. Morris’ election to defer such Restricted Stock, on March 31, 2006, the Company and Mr. Morris entered into the CEO Deferred Stock Unit Agreement, which agreement documents and sets forth the terms and conditions of the conversion of the Restricted Stock into deferred stock units and the payment provisions applicable to the deferred stock units.

The foregoing descriptions of the Deferral Program, the CEO Deferral Election Form for Restricted Stock and the CEO Deferred Stock Unit Agreement are qualified in their entirety by the full terms and conditions of the CEO Deferral Election Form for Restricted Stock and the CEO Deferred Stock Unit Agreement, copies of which have been filed as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

10.1 CEO Deferral Election Form for Restricted Stock, dated as of March 31, 2006.

10.2 CEO Deferred Stock Unit Agreement, entered into and effective as of March 31, 2006, by and between the Company and Stephen B. Morris.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arbitron Inc.

April 3, 2006	By:	Dolores L. Cody

Name: Dolores L. Cody
Title: Executive Vice President, Legal & Business Affairs, Chief Legal Officer and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	CEO Deferral Election Form for Restricted Stock, dated as of March 31, 2006
10.2	CEO Deferral Stock Unit Agreement, entered into and effective as of March 31, 2006, by and between the Company and Stephen B. Morris